SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


                      Date of Report: September 18, 2002



                             CompleTel Europe N.V.
              (Exact Name of Registrant as Specified in Charter)


      The Netherlands              000-30075             98-0202823
       (State or other            (Commission          (IRS Employer
       jurisdiction of            File Number)         Identification #)
       incorporation)


                 Blaak 16, 3011 TA Rotterdam, The Netherlands
                    (Address of Principal Executive Office)


                               (31) 20 666 1701
             (Registrant's telephone number, including area code)


 ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

The following financial statements, pro forma financial information and exhibits, if any, are filed as part of this report:

(a)      Financial Statements of Business Acquired.

         Not applicable

(b)      Pro Forma Financial Information

         Not applicable

(c)      Exhibits

99.1 Press release dated September 18, 2002, announcing the closing of the Registrant's recapitalization transaction.

ITEM 9.  REGULATION FD DISCLOSURE.

         On September 18, 2002, CompleTel Europe N.V. issued a press release announcing the closing of its recapitalization on September 17, 2002. The press release is attached hereto as Exhibit 99.1.




                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                            COMPLETEL EUROPE N.V.


DATE: September 18, 2002                    By: /s/ John Hugo
                                                ------------------------------
                                                John Hugo
                                                Corporate Controller
                                                (Principal Accounting Officer)